UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

January 31, 2011

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

2361 McGaw Avenue

Irvine, Ca. 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                    Amendments to Articles of Incorporation or Bylaws;    Change in Fiscal Year.

            On January 31, 2011, the Board of Directors (the “Board”) of Pro-Dex, Inc. (the “Company”) approved the following amendments to the Company’s Bylaws:

  Article I, Section 1.1 was amended to include the current principal location of the Company.

  Article I, Section 1.2 was added to more clearly set forth that the Company may establish branch or subordinate offices.

  Article III, Section 3.2 was amended to add a new sentence at the end of such paragraph to state that a majority of the members of the Board must be independent as defined by the relevant SEC regulations and applicable listing standards.

  Article III, Section 3.4 was added to more clearly set forth that directors shall be elected annually at the annual meeting of the shareholders of the Company.

  Article III, Section 3.6 was added to replace Section 3.4.1 of Article III.  This Section establishes the position of Lead Director in the event that a single individual is both the CEO of the Company and Chairman of the Board.  This Section also outlines the Lead Director qualifications and responsibilities.

  Article III, Section 3.11 was amended to state that the Lead Director of the Company shall act as the Chairman of any Board meeting in which the Chairman of the Board is absent.

  Article III, Section 3.15 was amended to more clearly set forth that solely non-employee directors of the Company may be paid a stated amount of remuneration for their service as directors.

  Article IV, Sections 4.1 and 4.2 were amended to set forth in more detail the duties of the Secretary and Chief Financial Officer of the Company.

  Article VI was added to provide the Company with the powers to indemnify certain persons acting on behalf of the Company in accordance with applicable state law.  Previously, the Bylaws did not address this topic.

  Article VII, Section 7.5 was amended to more clearly set forth the manner in which the Board and the shareholders of the Company may amend the Bylaws.

  Article VII, Section 7.7 was added to more clearly set forth the inspection rights of the shareholders of the Company.  Previously, the Bylaws did not address this topic.

The Amended and Restated Bylaws of the Company are attached as Exhibit 3.1 to this Report. The amendments identified above are indicated by the underlined and struck text of Exhibit 99.1 and are incorporated herein by reference.

Item 9.01                    Financial Statements and Exhibits.

 (d)      Exhibits.

                        Exhibit 3.1      Amended and Restated Bylaws, dated January 31, 2011.

                        Exhibit 99.1    Amendments to Bylaws.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2011	PRO-DEX, Inc (Registrant).

By: /s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer

INDEX TO EXHIBITS

   Exhibit

  Number        Description

Exhibit 3.1      Amended and Restated Bylaws, dated January 31, 2011.

Exhibit 99.1    Amendments to Bylaws.